IMPAIRMENT LOSS	12 Months Ended
Dec. 31, 2022
Impairment Loss
IMPAIRMENT LOSS

19. IMPAIRMENT LOSS

The Company recorded $33,397 and $18.44 million of impairment loss in fiscal year 2022 and 2021 respectively related with goodwill and amortization asset.

On January 25, 2021, Blue Hat Cayman acquired 100% entity interest of Fresh Joy and in January 2021 acquire the 51.5% equity of Fujian Youth that Fujian Youth become the 100% wholly owned subsidiary under the Company. Both transactions formed Goodwill while acquisition. The Company tests goodwill for impairment for its reporting units on an annual basis, or when events occur or circumstances indicate the fair value of a reporting unit is below its carrying value. If the fair value of a reporting unit is less than its carrying value, an impairment loss is recorded to the extent that implied fair value of the goodwill within the reporting unit is less than its carrying value.

The Company uses the discounted cash flow model to estimate fair value, which requires management to make significant estimates and assumptions related to forecasts of future revenue and operating margin. In addition, the discounted cash flow model requires the Company to select an appropriate weighted average cost of capital based on current market conditions as of December 31, 2022. The Company has concluded that goodwill impairment loss is $3,681 and $3.81 million as of December 31, 2022 and 2021.

Acquired intangible assets are recognized based on their cost to the Company, which generally includes the transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets’ carrying amounts on the Company’s book. These assets are amortized over their useful lives if the assets are deemed to have a finite life and they are reviewed for impairment by testing for recoverability whenever events or changes in circumstances indicate that its carrying amount may not be recoverable. The fair value of an intangible asset is the amount that would be determined if the entity used the assumptions that market participants would use if they were pricing the intangible asset. The useful life of the Company’s intangible assets is ten years, which is determined by using the time period that an intangible is estimated to contribute directly or indirectly to a Company’s future cash flows. The Company assessed some of the licensed software is unlikely to generate cash flow, as of year ended December 2022 and 2021, it recorded $nil million and $14.63 million impairment loss respectively.

Property plant and equipment are recognized based on their cost to the Company, which generally includes the transaction costs of the asset acquisition. These assets are amortized over their useful lives if the assets are deemed to have a finite life. The useful life of the impaired asset is three years, which is determined by using the time period that an property plant and equipment is estimated to contribute directly or indirectly to a Company’s future cash flows. The Company assessed some of the asset is unlikely to generate cash flow, as of year ended December 2022 and 2021, it recorded $29,716 and $0 impairment loss respectively.